UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Strategic Income Fund

Annual Report
5.31.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 21

Notes to financial
statements
page 30

Trustees and officers
page 46

For more information
page 52

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months. Positive economic news, better-than-expected corporate earnings growth, buoyant global economies, and increased merger and acquisitions activity served to overcome concerns about inflation, high energy costs, a housing slowdown and the troubled subprime mortgage market. Even with a sharp, albeit brief, decline during the period, the broad stock market, as measured by the Standard & Poor’s 500 Index, returned 22.79% for the year ended May 31, 2007.

This environment also led the Federal Reserve Board to hold short-term interest rates steady, and fixed-income securities also produced positive results. The broad Lehman Brothers Aggregate Bond Index returned 6.66% for the year, while high-yield corporate bonds remained the best performers, reflecting the favorable credit environment and strong demand for yield.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. Investors are also dealing with heightened uncertainty about the direction of interest rates. Inflation data at the end of the period caused anxiety that the Fed would not cut interest rates any time soon, as had previously been expected.

It may also be time to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance and may now represent a larger percentage of your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks high current income by normally investing primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities and U.S. high yield bonds.

Over the last twelve months

► Global bonds rallied throughout the first half of the period, but retrenched some as global interest rates moved higher.

► The Fund's recent performance was bolstered by an increase in high yield holdings and mortgage-backed securities.

► High yield bonds were significant contributors to the Fund's returns, although its initial underweighting in them relative to competitors muted relative performance.

Top 10 issuers
Government of Canada	10.2%	Bonos Y Oblig Del Estado	3.9%

Federal National Mortgage Assn.	7.8%	United States Treasury	3.5%

New South Wales Treasury Corp.	4.9%	Government of France	3.0%

Federal Home Loan Mortgage Corp.	4.4%	Inter-American Development Bank	1.9%

Province of Ontario	4.3%	Province of Quebec	1.7%

As a percentage of net assets on May 31, 2007.

Managers’ report

John Hancock
Strategic Income Fund

Bond markets around the world posted positive returns for the 12-month period ended May 31, 2007, although they struggled with rising interest rates and the return of volatility.

Throughout much of the first half of the period, bonds performed fairly well against a rather benign global inflation and world interest rates backdrop. But bonds have encountered more challenges in 2007 in response to the onset of interest rate hikes in Europe, the prospects for further rate hikes in Japan and the conclusion that the U.S. Federal Reserve Board wouldn’t cut rates any time soon given global inflation pressures.

Domestic high-yield corporate bonds led the global bond market higher, fueled by continued solid economic conditions and investors’ seemingly unquenchable thirst for high-yielding securities. Non-U.S. dollar-denominated foreign government bonds performed well in roughly the first half of the period as inflation remained contained. But more recently, they started to falter a bit as interest rates around the globe crept higher. U.S. government securities fared reasonably well, buoyed initially by hopes that the Fed’s next move would be to lower interest rates. But diminished hopes of a rate cut in 2007 led the U.S. government bond markets lower during much of the first five months of this year.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
High-yield
corporate bonds	▲	Strong demand from yield-hungry investors boosts sector
Brazil bonds	▲	High yields attract investor interest
Foreign
government bonds	▼	Rising global interest rates weigh on prices

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Daniel S. Janis III, John F. Iles and Barry H. Evans, CFA

Fund performance

For the 12 months ended May 31, 2007, John Hancock Strategic Income Fund’s Class A, Class B, Class C, Class I and Class R1 shares posted total returns of 5.98%, 5.27%, 5.24%, 6.38% and 5.58%, respectively, at net asset value. Those returns compared with the 9.03% return of the average multi-sector bond fund,  according to Morningstar, Inc.1 In the same period, the Merrill Lynch AAA U.S. Treasury/Agency Master Index returned 5.88%, the Merrill Lynch High Yield Master II Index returned 13.23% and the Citigroup World Government Bond Index returned 2.38% . Going forward, the Fund has switched its benchmark index to the broad-based Lehman Brother Aggregate Bond Index, which returned 6.66% .

“Bond markets around the world

posted positive returns for the

12-month period ended May 31,

2007, although they struggled

with rising interest rates and the

return of volatility.”

Fund performance explained

As the U.S. dollar weakened against most major currencies during the period, our foreign bonds denominated in the euro, the Canadian dollar and the Australian dollar added positive absolute return. On a relative basis, however, our stake in a declining yen hurt us versus our benchmark index.

While some of the biggest contributors to the Fund’s performance were our high-yield corporate bond holdings, our underweighting to the asset class cost us some ground relative to our competitors. We started off the period with concerns that the high yield bond risk wasn’t being priced correctly, as measured by the very narrow yield differential (known as the spread) between that sector and U.S. Treasury bonds. Our chief worry was that after 17 consecutive rate hikes, the economy might slow and make it more challenging for many companies that issue high yield bonds to improve

Strategic Income Fund

their businesses and service their debt. At the same time, we had a relatively large allocation to the foreign bond sector, because we believed that yields in other countries were attractive compared to U.S. bonds of similar quality. Furthermore, foreign bonds also gave the Fund the potential to generate additional returns due to currency movements.

But as we gained more confidence in the resiliency of the U.S. economy, we steadily increased our exposure to high yield bonds throughout the period to a more neutral weighting relative to our competitors, while significantly reducing our stake in foreign bonds. As always, we remained selective and targeted only those companies that we believe can do well in both prosperous and difficult economic conditions. We also focused primarily on newly issued bonds from issuers in the higher-quality tier of the high yield market who were willing to offer us concessions — higher-than-normal yields — due to a large supply of bonds in the marketplace at the time. While those re-allocations have helped to significantly improve the Fund’s absolute and relative performance so far in 2007, they weren’t enough to overcome the ground we lost earlier in the period when high yield bonds outpaced foreign securities.

High yield winners and losers

Among our high yield bond winners were Smurfit-Stone Container Corp., one of the world’s largest producers of container board. On top  of strong demand for the company’s products, Smurfit-Stone Container also benefited from its ability to pass on price increases and better operational management. Another strong performer was gaming company CCM Merger, Inc. (MotorCity Casino), which benefited in part from rising revenues and well-received property expansion. In contrast, we lost ground owning Pope & Talbot, Inc., a pulp and lumber company that suffered from investor pessimism about the company’s prospects in response to a slowing U.S. housing market.

Elsewhere, we’ve recently seen some good performance from many of our emerging-market holdings. Our holdings in Brazil — both local-currency-denominated government bonds and U.S. dollar-denominated corporate issuers — were among our best performers. The currency of this commodity-rich country benefited from a domestic bond market that sported some

COUNTRY DISTRIBUTION[2]
United States	60%
Canada	19%
Austria	5%
Spain	4%
New Zealand	3%
Brazil	3%
France	3%
Germany	3%
Supranational	2%
Mexico	1%
Colombia	1%
Argentina	1%
United Kingdom	1%
Other	1%

Strategic Income Fund

of the highest real yields from around the world. In particular, we saw good gains from Independencia International Ltd. and Minerva Overseas Ltd., two meat-processing companies that were bolstered by strong exports around the globe.

“While some of the biggest

contributors to the Fund’s

performance were our high-yield

corporate bond holdings, our

underweighting to the asset class

cost us some ground relative to

our competitors.”

Other strategic moves

In other strategic moves, we increased our stake in U.S. government and agency bonds.  As interest rates in the U.S. rose, these securities offered yields more attractive than those offered in many developed foreign countries.

Outlook

We’re comfortable with our current sector allocation. Although there are some signs that the U.S. economy is slowing a bit, it isn’t doing so at a dramatic pace and the global economy continues to chug along. Healthy U.S. and global economic conditions could continue to bode well for high yield bonds. We don’t believe the Fed is poised to cut interest rates any time soon, and will most likely be on hold for a while. If that’s the case, U.S. government securities could begin to perform better.

QUALITY
DISTRIBUTION[2]
AAA	49%
AA	5%
A	2%
BBB	2%
BB	9%
B	19%
CCC	7%

On August 31, 2006, Frederick L.
Cavanaugh retired from MFC Global
Investment Management (U.S.), LLC,
the Fund’s subadviser, after almost
20 years of distinguished service with
the firm.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic, and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high yield bonds.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets May 31, 2007.

Strategic Income Fund

A look at performance

For the periods ended May 31, 2007

		Average annual returns				Cumulative total returns				SEC 30-
		with maximum sales charge (POP)				with maximum sales charge (POP)				day yield
	Inception				Since				Since	as of
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception	5-31-07

A	8-18-86	1.22%	6.81%	6.05%	—	1.22%	39.04%	79.95%	—	5.02%

B	10-4-93	0.41	6.77	5.95	—	0.41	38.75	78.33	—	4.55

C	5-1-98	4.27	7.07	—	5.05%	4.27	40.69	—	56.43%	4.55

I1	9-4-01	6.38	8.19	—	7.89	6.38	48.20	—	54.63	5.64

R1[1]	8-5-03	5.58	—	—	6.37	5.58	—	—	26.61	4.72

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R1 share prospectuses.

Strategic Income Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Strategic
Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in four separate indexes.

			With
	Period	Without	maximum
Class	beginning	sales charge	sales charge	Index 1	Index 2	Index 3	Index 4

B2	5-31-97	$17,833	$17,833	$18,203	$17,822	$19,054	$17,105

C2	5-1-98	15,643	15,643	16,555	16,171	16,962	16,223

I3	9-4-01	15,463	15,463	13,207	12,908	16,538	14,809

R1[3]	8-5-03	12,661	12,661	11,706	11,450	14,804	12,024

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of May 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Aggregate Bond Index — Index 1 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Merrill Lynch AAA U.S. Treasury/Agency Master Index — Index 2 — is an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Merrill Lynch U.S. High Yield Master II Index — Index 3 — is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

Citigroup World Government Bond Index — Index 4 — is an unmanaged index of bonds issued by governments in the U.S., Europe and Asia.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund's Class I and Class R1 share prospectuses.

Strategic Income Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,022.80	$4.35

Class B	1,000.00	1,019.30	7.88

Class C	1,000.00	1,019.30	7.88

Class I	1,000.00	1,024.70	2.43

Class R1	1,000.00	1,020.20	6.97

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Strategic Income Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,020.60	4.34

Class B	1,000.00	1,017.10	7.87

Class C	1,000.00	1,017.10	7.87

Class I	1,000.00	1,022.50	2.43

Class R1	1,000.00	1,018.00	6.96

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.87%, 1.57%, 1.57%, 0.49% and 1.39% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-07

This schedule is divided into nine main categories: bonds, defaulted bonds beyond maturity date, capital preferred securities, common stocks, preferred stocks, tranche loans, U.S. government and agencies securities, warrants and short-term investments. Bonds, capital preferred securities, common stocks, preferred stocks, tranche loans, U.S. government and agencies securities and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 80.13%					$1,013,581,327
(Cost $979,174,935)

Agricultural Products 1.06%					13,449,291

Chaoda Modern Agriculture
Holdings Ltd.,
Gtd Sr Note (Cayman Islands) (S)	7.750%	02-08-10	BB	$1,980	2,009,700

Cosan SA Industria e Comercio,
Perpetual Bond (Brazil) (S)	8.250	02-15-49	BB	5,750	5,821,875

Saskatchewan Wheat Pool, Inc.,
Sr Note (Canada) (D)	8.000	04-08-13	B	5,800	5,617,716

Airlines 0.34%					4,275,469

Continental Airlines, Inc.,
Pass Thru Ctf Class C	7.339	04-19-14	B+	1,295	1,311,188

UAL Corp.,
Gtd Conv Sr Sub Note (S)	4.500	06-30-21	CCC+	2,235	2,964,281

Apparel, Accessories & Luxury Goods 0.65%					8,258,500

Hanesbrands, Inc.,
Sr Note (L)(P)(S)	8.735	12-15-14	B–	7,960	8,258,500

Broadcasting & Cable TV 3.80%					48,118,587

Allbritton Communications Co.,
Sr Sub Note	7.750	12-15-12	B–	7,953	8,201,531

Charter Communications Holdings I, LLC,
Gtd Sr Note (G)	11.000	10-01-15	BBB–	3,000	3,255,000

Rogers Cable, Inc.,
Sr Sec Note (Canada) (D)	7.250	12-15-11	BBB–	6,750	6,777,212

Shaw Communications, Inc.,
Sr Note (Canada) (D)	6.100	11-16-12	BB+	9,000	8,581,527
Sr Note (Canada) (D)	5.700	03-02-17	BB+	2,325	2,083,192

Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note	8.000	03-15-12	B	7,925	8,242,000

XM Satellite Radio, Inc.,
Gtd Sr Note	9.750	05-01-14	CCC	5,000	5,025,000
Gtd Sr Note (P)	9.856	05-01-13	CCC	4,500	4,426,875

Young Broadcasting, Inc.,
Gtd Sr Sub Note	10.000	03-01-11	CCC–	1,500	1,526,250

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Building Products 0.45%					$5,670,000

Masonite International Corp.,
Sr Note (Canada) (G)(S)	11.000%	04-06-15	CCC+	$6,000	5,670,000

Casinos & Gaming 6.04%					76,347,334

Chukchansi Economic Development
Authority,
Sr Note (S)	8.000	11-15-13	BB–	2,540	2,628,900

Fountainebleau Las Vegas,
Note (S)	10.250	06-15-15	CCC+	1,925	1,982,750

Great Canadian Gaming Corp.,
Gtd Sr Sub Note (Canada) (S)	7.250	02-15-15	B+	1,250	1,265,625

Isle of Capris Casinos, Inc.,
Gtd Sr Sub Note	9.000	03-15-12	B	5,750	6,008,750

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	B–	10,070	10,497,975

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	5,000	5,200,000

Mandalay Resort Group,
Sr Sub Note (L)	9.375	02-15-10	B+	3,850	4,129,125

MGM Mirage, Inc.,
Gtd Sr Note (L)	7.625	01-15-17	BB	5,140	5,075,750

Mohegan Tribal Gaming Authority,
Gtd Sr Sub Note	8.000	04-01-12	B	4,450	4,633,563
Sr Sub Note (L)	7.125	08-15-14	B	2,890	2,926,125
Sr Sub Note (L)	6.375	07-15-09	B	5,080	5,092,700

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B+	5,125	5,362,031

Penn National Gaming, Inc.,
Sr Sub Note	6.750	03-01-15	B+	2,800	2,842,000

Pokagon Gaming Authority,
Sr Note (S)	10.375	06-15-14	B	2,500	2,812,500

Seneca Gaming Corp.,
Sr Note	7.250	05-01-12	BB	500	510,000

Turning Stone Casino Resort
Enterprise,
Sr Note (S)	9.125	12-15-10	B	1,000	1,015,000

Turning Stone Resort & Casino,
Sr Note (S)	9.125	09-15-14	B	8,700	8,874,000

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-12	BB–	5,192	5,490,540

Coal & Consumable Fuels 0.61%					7,732,125

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	BB–	7,830	7,732,125

Commodity Chemicals 0.28%					3,528,000

Braskem SA,
Note (Brazil) (S)	11.750	01-22-14	BB	2,800	3,528,000

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Construction & Farm Machinery & Heavy Trucks 0.37%					$4,738,000

Manitowoc Co., Inc. (The),
Sr Note	7.125%	11-01-13	BB–	$4,600	4,738,000

Consumer Finance 0.13%					1,663,833

Capital One Capital IV,
Gtd Sub Bond (L)	6.745	02-17-37	BBB–	1,745	1,663,833
Distillers & Vintners 0.30%					3,773,438

Constellation Brands, Inc.,
Sr Note (L)(S)	7.250	05-15-17	BB–	3,750	3,773,438

Diversified Banks 2.10%					26,617,833

Banco Macro SA,
Note (Argentina) (S)	8.500	02-01-17	B2	5,310	5,336,550

Bancolombia SA,
Sub Bond (Colombia)	6.875	05-25-17	Ba1	2,085	2,081,873

European Investment Bank,
Note (New Zealand) (D)	6.080	04-21-08	AAA	6,695	4,850,085
Sr Note (New Zealand) (D)	6.750	11-17-08	AAA	9,920	7,179,881

International Bank for
Reconstruction & Development,	5.240	08-28-07	AAA	4,960	3,630,924

Landwirtschaftliche Rentenbank,
Note (New Zealand) (D)	6.500	09-17-09	AAA	4,960	3,538,520

Diversified Commercial & Professional Services 0.48%					6,075,644

ARAMARK Corp.,
Sr Note (S)	8.500	02-01-15	B–	2,915	3,064,394
Sr Note (P)(S)	8.856	02-01-15	B–	2,920	3,011,250

Electric Utilities 0.38%					4,790,413

Cia de Transporte de Energia
Electrica en Alta
Tension Transener SA (S)	8.875	12-15-16	B	4,685	4,790,413

Electrical Components & Equipment 0.15%					1,892,000

Baldor Electric Co.,
Gtd Sr Note	8.625	02-15-17	B	1,760	1,892,000

Electronic Equipment Manufacturers 0.46%					5,822,269

Freescale Semiconductor, Inc.,
Sr Sub Note (L)(S)	10.125	12-15-16	B	5,815	5,822,269

Food Distributors 0.26%					3,230,660

Sadia Overseas Ltd.,
Note (Brazil) (S)	6.875	05-24-17	BB	3,260	3,230,660

Foreign Government 34.34%					434,380,694

Austria, Republic of,
Note (New Zealand) (D)	6.000	09-26-08	AAA	4,960	3,564,303

Bonos Y Oblig Del Estado,
Bond (Spain) (C)	6.150	01-31-13	AAA	24,015	35,009,319
Bond (Spain) (C)	5.400	07-30-11	AAA	10,615	14,792,165

Brazil, Federative Republic of,
Bond (Brazil) (D)	12.500	01-05-16	BB+	19,570	12,571,517

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Foreign Government (continued)

Bundesrepublik Deutschland,
Bond (Germany) (C)	3.500%	01-04-16	AAA	$14,070	$17,731,985

Canada, Government of,
Bond (Canada) (D)	4.250	12-01-08	AAA	14,190	13,207,411
Bond (Canada) (D)	4.250	09-01-09	AAA	22,600	20,991,512
Bond (Canada) (D)	4.000	09-01-10	AAA	51,860	47,687,334
Bond (Canada) (D)	4.000	06-01-16	AAA	52,290	47,164,201

Canada Housing Trust,
Bond (Canada) (D)	4.100	12-15-08	AAA	2,000	1,855,767

Colombia, Republic of,
Note (Colombia)	10.750	01-15-13	BBB–	11,900	14,750,050

France, Government of,
Bond (France) (C)	4.750	10-25-12	AAA	27,935	38,153,857

Germany, Federal Republic of,
Bond (Germany) (C)	5.000	01-04-12	AAA	12,585	17,334,339

Mexico, Government of,
Series B1 (Mexico) (D)	Zero	08-30-07	AAA	81,180	7,423,302

Mexican States, United,
Bond (Mexico)	11.375	09-15-16	BBB	3,800	5,396,000

New South Wales Treasury Corp.,
Bond (Austria) (D)	7.000	12-01-10	AAA	72,880	61,405,610

Ontario, Province of,
Bond (Canada) (D)	4.400	03-08-16	AA	12,620	11,543,682
Deb (Canada) (D)	4.500	03-08-15	AA	8,915	8,228,884
Deb (Canada) (D)	4.400	11-19-08	AA	29,000	27,032,036
Note (New Zealand) (D)	6.250	06-16-15	AA	10,600	7,208,809

Quebec, Province of,
Deb (Canada) (D)	5.250	10-01-13	A+	22,160	21,328,611

Gas Utilities 0.27%					3,372,329

Southern Union Co.,
Jr Sub Note Ser A	7.200	11-01-66	BB	3,355	3,372,329

Health Care Facilities 0.38%					4,823,910

Hanger Orthopedic Group, Inc.,
Gtd Sr Note	10.250	06-01-14	CCC+	4,446	4,823,910

Homebuilding 0.23%					2,936,250

Beazer Homes USA, Inc.,
Sr Note	4.625	06-15-24	BB	3,000	2,936,250

Independent Power Producers & Energy Traders 0.40%					5,027,517

Endesa-Chile Overseas Co.,
Bond (Chile)	7.875	02-01-27	BBB–	4,500	5,027,517

Integrated Oil & Gas 0.66%					8,292,050

Pemex Project Funding
Master Trust,
Gtd Note	9.125	10-13-10	BBB	3,800	4,227,500
Gtd Note	7.375	12-15-14	BBB	3,675	4,064,550

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Integrated Telecommunication Services 1.01%					$12,792,400

Axtel SAB de CV,
Sr Note (Mexico) (S)	7.625%	02-01-17	BB–	$4,000	4,040,000

Cincinnati Bell, Inc.,
Sr Sub Note (L)	8.375	01-15-14	B–	5,850	5,996,250

Citizens Communications Co.,
Sr Note	7.125	03-15-19	BB+	2,770	2,756,150

Investment Banking & Brokerage 0.95%					12,075,034

Merrill Lynch & Co. Inc.,
Series BRL$, Sr Bond	10.710	03-08-17	AA–	6,180	3,465,705

Morgan Stanley,
Sr Note (S)	10.090	05-03-17	A+	15,865	8,609,329

Leisure Facilities 0.65%					8,263,950

AMC Entertainment, Inc.,
Sr Sub Note (L)	8.000	03-01-14	CCC+	3,000	3,097,500

HRP Myrtle Beach Operations LLC,
Sr Sec Note (P)(S)	10.070	04-01-12	B+	1,975	1,984,875

Marquee Holdings, Inc.,
Sr Disc Note Ser B, Step Coupon
(12.00%, 08-16-09) (O)	Zero	08-15-14	CCC+	3,595	3,181,575

Marine 0.84%					10,650,000

Independencia International Ltd.,
Gtd Sr Bond (Brazil) (S)	9.875	01-31-17	B	5,000	5,343,750

Navios Maritime Holdings,
Sr Note (Marshall Islands) (S)	9.500	12-15-14	B	5,000	5,306,250

Metal & Glass Containers 1.24%					15,697,728

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	5,480	5,726,600

OI European Group BV,
Gtd Snr Note (Netherlands) (C)(S)	6.875	03-31-17	B	1,715	2,388,563

Owens-Brockway Glass
Container, Inc.,
Gtd Sr Note	8.250	05-15-13	B	3,200	3,376,000
Gtd Sr Sec Note	8.875	02-15-09	BB–	4,114	4,206,565

Multi-Line Insurance 0.26%					3,227,640

Sul America Participacoes SA,
Bond (Brazil) (L)(S)	8.625	02-15-12	B	3,120	3,227,640

Multi-Utilities 0.25%					3,168,750

Dynegy-Roseton Danskamme,
Gtd Pass Thru Ctf Ser B	7.670	11-08-16	B	3,000	3,168,750

Oil & Gas Equipment & Services 0.27%					3,373,013

Allis-Chalmers Energy Inc.,
Sr Note	8.500	03-01-17	B	3,315	3,373,013

Oil & Gas Exploration & Production 0.58%					7,386,525

Dune Energy, Inc.,
Sr Sec Note (L)(S)	10.500	06-01-12	B–	4,295	4,337,950

Energy XXI Gulf Coast Inc.,
Sr Note (S)	10.000	06-15-13	CCC	3,095	3,048,575

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Oil & Gas Storage & Transportation 0.59%					$7,509,588

Markwest Energy Partners LP,
Gtd Sr Note Ser B	8.500%	07-15-16	B	$7,135	7,509,588

Other Diversified Financial Services 4.45%					56,257,944

Cosan Finance Ltd.,
Gtd Bond (Brazil) (L)(S)	7.000	02-01-17	BB	4,045	3,979,269

European Investment Bank,
Sr Note (Supranational) (D)	14.750	11-14-08	AAA	3,700	2,043,980

Ford Motor Credit Co., LLC,
Note (L)	7.800	06-01-12	B	1,595	1,587,178

General Electric Capital Corp.,
Bond Ser A Tranche 1
(New Zealand) (D)	6.625	02-04-10	AAA	19,500	13,878,449

Inter-American Development Bank,
Sr Note Series INTL
(Supranational) (D)	7.250	05-24-12	AAA	16,285	11,826,428
Sr Note Series MPLE
(Supranational) (D)	4.250	12-02-12	AAA	13,560	12,417,591

Orascom Telecom Finance SCA,
Gtd Note (Egypt) (L)(S)	7.875	02-08-14	B–	1,735	1,698,131

Regency Energy Partners LP,
Sr Note (S)	8.375	12-15-13	B	6,995	7,266,056

TAM Capital, Inc.,
Gtd Note (Brazil) (L)(S)	7.375	04-25-17	BB–	1,605	1,560,862

Packaged Foods & Meats 0.65%					8,284,500

Minerva Overseas Ltd.,
Gtd Note (United Kingdom) (S)	9.500	02-01-17	B	7,890	8,284,500

Paper Packaging 1.49%					18,791,949

Graphic Packaging
International, Inc.,
Sr Sub Note	9.500	08-15-13	B–	5,550	5,903,812
Gtd Sr Note	8.500	08-15-11	B–	2,100	2,186,625

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	275	290,125

Smurfit-Stone Container Corp.,
Sr Note	8.375	07-01-12	CCC+	7,970	8,129,400
Sr Note (S)	8.000	03-15-17	CCC+	2,265	2,281,987

Paper Products 0.52%					6,579,375

Pope & Talbot, Inc.,
Deb	8.375	06-01-13	CCC	3,000	2,392,500
Sr Note	8.375	06-01-13	CCC	5,250	4,186,875

Publishing 0.25%					3,151,800

PRIMEDIA, Inc.,
Gtd Sec Sr Note	8.875	05-15-11	B	3,060	3,151,800

Real Estate Management & Development 0.40%					5,038,825

Realogy Corp.,
Sr Note (L)(S)	10.500	04-15-14	B–	5,020	5,038,825

See notes to financial statements

Strategic Income Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Restaurants 0.33%					$4,149,625

Dave & Buster’s, Inc.,
Gtd Sr Note	11.250%	03-15-14	CCC+	$1,900	1,985,500

Landry’s Restaurants, Inc.,
Gtd Sr Note Ser B	7.500	12-15-14	B–	2,175	2,164,125

Specialized Finance 0.88%					11,078,787

CCM Merger, Inc.,
Note (L)(S)	8.000	08-01-13	CCC+	10,835	11,078,787

Specialized REITs 0.05%					613,500

OMEGA Healthcare Investors, Inc.,
Sr Note	7.000	04-01-14	BB	600	613,500

Specialty Chemicals 0.23%					2,934,750

American Pacific Corp.,
Sr Note (S)	9.000	02-01-15	B	2,795	2,934,750

Steel 0.25%					3,118,462

WCI Steel Acquisition, Inc.,
Sr Sec Note (G)	8.000	05-01-16	B+	3,035	3,118,462

Thrifts & Mortgage Finance 6.66%					84,301,651

American Home Mortgage Assets,
CMO-REMIC Ser 2006-6-XP IO	2.122	12-25-46	AAA	74,733	3,946,826

Banc of America Commercial
Mortgage, Inc.,
CMO-REMIC Ser 2006-5-A4	5.414	09-10-47	AAA	11,640	11,446,883

Citigroup/Deutsche Bank
Commercial Mortgage Trust,
CMO-REMIC Ser 2005-CD1-A4	5.225	07-15-44	AAA	10,270	10,065,485

Crown Castle Towers, LLC,
CMO-REMIC Ser 2006-1A-F (S)	6.650	11-15-36	Ba1	3,210	3,179,795
CMO-REMIC Ser 2006-1A-G (S)	6.795	11-15-36	Ba2	3,835	3,794,779

DB Master Finance, LLC,
Sub Bond Ser 2006-1-M1 (S)	8.285	06-20-31	BB	500	506,309

Domino’s Pizza Master Issuer, LLC,
Mtg Pass Thru Ctf
Ser 2007-1-M1 (S)	7.629	04-25-37	BB	5,660	5,580,185

Global Tower Partners Acquisition
Partners, LLC,
CMO-REMIC Sub Bond
Ser 2007-1A-G (S)	7.870	05-15-37	B2	1,840	1,825,390

Greenwich Capital Commercial
Funding Corp.,
CMO-REMIC Ser 2006-GG7-A4	5.915	07-10-38	AAA	9,865	10,095,036

Indymac Index Mortgage Loan Trust,
CMO-REMIC Ser 2005-AR18-1X IO	Zero	10-25-36	AAA	96,956	2,787,482

SBA CMBS Trust,
CMO-REMIC Sub Bond
Ser 2006-1A-H (O)(S)	7.389	11-15-36	Ba3	2,370	2,353,336
CMO-REMIC Sub Bond
Ser 2006-1A-J (O)(S)	7.825	11-15-36	B1	2,015	2,000,957

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Suntrust Adjustable Rate Mortgage
Loan Trust,
CMO-REMIC Series 2007-2-4A1	5.748%	04-25-37	AAA	$11,090	$11,011,884

WAMU Mortgage Pass-Through
Certificates,
CMO-REMIC Ser 2007-0A5-1XPP IO	Zero	06-25-47	Aaa	240,210	3,603,150

Wells Fargo Mortgage-Backed
Securities Trust,
CMO-REMIC Ser 2006-AR12-1A1	6.028	09-25-36	Aaa	12,074	12,104,154

Tobacco 0.58%					7,370,350

Alliance One International, Inc.,
Gtd Sr Note	11.000	05-15-12	B	6,670	7,370,350

Trucking 0.24%					3,000,925

Saint Acquisition Corp.,
Sr Sec Note (L)(S)	12.500	05-15-17	B	3,070	3,000,925

Wireless Telecommunication Services 2.37%					29,948,110

American Cellular Corp.,
Sr Note Ser B	10.000	08-01-11	CCC	8,251	8,673,864

Centennial Communications Corp.,
Sr Note	10.000	01-01-13	CCC	5,500	5,967,500

Dobson Communications Corp.,
Sr Note (L)	8.875	10-01-13	CCC	6,253	6,581,282

Nextel Communications, Inc.,
Sr Note Ser D	7.375	08-01-15	BBB	2,600	2,655,627

Rural Cellular Corp.,
Sr Sub Note (L)(P)(S)	8.360	06-01-13	CCC	1,935	1,939,837
Sr Sub Note	9.750	01-15-10	CCC	4,000	4,130,000

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Defaulted bonds beyond maturity date 0.17%					$2,240,000
(Cost $4,188,500)
Grupo Iusacell SA de CV
Sr Note (X)	14.25%	12-01-06	D	$4,000	$2,240,000

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Capital preferred securities 0.30%					$3,844,671
(Cost $3,691,350)

Regional Banks 0.20%					2,501,460

CSBI Capital Trust I, 11.75%,
Ser A, 06-06-27 (B)(G)			B–	$2,340	2,501,460

Gas Utilities 0.10%					1,343,211

KN Capital Trust I, 8.56%,
Ser B, 04-15-27			B–	1,320	1,343,211

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Common stocks 1.60%		$20,171,309
(Cost $15,106,537)

Gold 0.64%		8,136,000

Newmont Mining Corp.	200,000	8,136,000

Integrated Telecommunication Services 0.10%		1,252,351

Chunghwa Telecom Co., Ltd., American Depositary Receipt
(ADR) (Taiwan)	29,196	549,469

Integrated Telecommunication Services (continued)

Deutsche Telekom AG, ADR (Germany)	8,253	153,010

Manitoba Telecom Services, Inc. (Canada)	910	41,750

Versatel Telecom International NV (Netherlands) (C)(I)	590,005	508,122

Precious Metals & Minerals 0.81%		10,201,564

Silver Standard Resources, Inc. (Canada) (I)	270,097	10,201,564

Wireless Telecommunication Services 0.05%		581,394

USA Mobility, Inc.	25,267	581,394

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 0.36%					$4,547,411
(Cost $4,671,102)

Diversified Metals & Mining 0.36%					4,547,411

Freeport McMoRan Copper & Gold,
Inc., 6.75%			B+	37,025	4,547,411

Marine 0.00%					0

Pacific & Atlantic Holdings,
Inc., 7.50% (B)(G)(I)			CCC	100,913	0

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Tranche loans 0.66%					$8,295,899
(Cost $8,324,550)

Casinos & Gaming 0.39%					4,937,625

Great Canadian Gaming Corp., Tranche B
(Fac LN318116), 02-14-14			BBB–	$4,938	4,937,625

Education Services 0.27%					3,358,274

Riverdeep Interactive Learning Ltd.,
Tranche B (Fac LN304747), 11-28-13			B	3,342	3,358,274

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 15.66%					$198,058,836
(Cost $198,894,189)

Government U.S. 3.51%					44,438,661

United States Treasury,
Bond (L)	9.250%	02-15-16	AAA	$8,600	11,225,012
Bond (L)	8.125	08-15-19	AAA	5,225	6,688,815

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government U.S. (continued)

Bond (L)	4.750%	02-15-37	AAA	$13,060	$12,528,419
Note (L)	4.875	08-15-16	AAA	8,060	8,040,479
Note (L)	4.750	05-15-14	AAA	6,000	5,955,936

Government U.S. Agency 12.15%					153,620,175

Federal Home Loan Mortgage Corp.,
CMO-REMIC 3154-PM	5.500	05-15-34	AAA	13,002	12,682,041
CMO-REMIC 3165-ND	5.500	10-15-34	AAA	18,480	18,009,588
CMO-REMIC 3228-PL	5.500	10-15-34	AAA	25,320	24,615,775

Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf	6.000	11-01-36	AAA	$6,442	6,436,949
30 Yr Pass Thru Ctf	6.000	01-01-37	AAA	17,613	17,599,711
30 Yr Pass Thru Ctf	5.500	10-01-36	AAA	6,754	6,597,944
30 Yr Pass Thru Ctf	5.500	02-01-37	AAA	27,206	26,563,628
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	2,000	1,952,759
30 Yr Pass Thru Ctf	5.499	03-01-37	AAA	8,718	8,690,663
CMO-REMIC Ser 2006-117-PD	5.500	07-25-35	AAA	16,925	16,453,163
CMO-REMIC Ser 2006-65 TE	5.500	05-25-35	AAA	6,470	6,310,494
CMO-REMIC Ser 2006-84-MP	5.500	08-25-35	AAA	7,905	7,707,460

Issuer		Shares	Value

Warrants 0.00%			$10,095
(Cost $28,043)

Broadcasting & Cable TV 0.00%			10,095

Virgin Media Inc. (I)		28,043	10,095

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 8.74%			$110,591,353
(Cost $110,591,353)

Joint Repurchase Agreement 0.17%			2,128,000

Investment in a joint repurchase agreement transaction with
Cantor Fitzgerald LP — Dated 5-31-07, due 6-1-07 (Secured by
U.S. Treasury Inflation Indexed Notes 3.500%, due 1-15-11,
valued at $2,179,000, including interest).
Maturity value: $2,128,301	5.090%	$2,128	2,128,000

		Shares
Cash Equivalents 8.57%			108,463,353

John Hancock Cash Investment Trust (T)(W)	108,463,353		108,463,353

Total investments (Cost $1,324,670,559) 107.62%			$1,361,340,901

Other assets and liabilities, net (7.62%)			($96,418,275)

Total net assets 100.00%			$1,264,922,626

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

IO Interest only (carries notional principal amount)

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $2,501,460 or 0.20% of the Fund’s net assets as of May 31, 2007.

(C) Parenthetical disclosure of a country in the security description represents country of issuer; however, the security is euro-denominated.

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of May 31, 2007.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(P) Represents rate in effect on May 31, 2007.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $200,874,382 or 15.88% of the Fund’s net assets as of May 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(X) Non-income-producing; issuer is in bankruptcy and is in default of interest payments. The value of this bond is $2,240,000 or 0.17% of the Fund’s net assets.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $1,216,207,206)
including $106,347,686 of securities loaned (Note 1)	$1,252,877,548
Investments in affiliated users, at value (cost $108,463,353)	108,463,353
Total investments, at value (cost $1,324,670,559)	1,361,340,901
Foreign currency at value (cost $2,555,567)	2,643,551
Cash	19,248
Receivable for investments sold	10,253,827
Receivable for forward foreign currency exchange contracts (Note 1)	32,101,503
Receivable for shares sold	1,217,845
Interest receivable	21,514,081
Other assets	107,951
Total assets	1,429,198,907

Liabilities

Payable for investments purchased	5,020,000
Payable for shares repurchased	3,128,724
Payable upon return of securities loaned (Note 1)	108,463,353
Payable for options written, at value (premiums received $687,381) (Note 1)	2,454,499
Payable for forward foreign currency exchange contracts (Note 1)	43,918,643
Dividends payable	171,142
Payable to affiliates
Management fees	422,011
Distribution and service fees	114,346
Other	188,284
Other payables and accrued expenses	395,279
Total liabilities	164,276,281

Net assets

Capital paid-in	1,405,298,176
Accumulated net realized loss on investments, options written and foreign
currency transactions	(164,541,433)
Net unrealized appreciation of investments, options written and translation
of assets and liabilities in foreign currencies	23,535,892
Accumulated net investment income	629,991
Net assets	$1,264,922,626

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per common share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($783,520,457 ÷ 118,591,958 shares)	$6.61
Class B ($241,514,652 ÷ 36,553,062 shares)[1]	$6.61
Class C ($218,754,564 ÷ 33,112,248 shares)[1]	$6.61
Class I ($15,968,374 ÷ 2,417,273 shares)	$6.61
Class R1 ($5,164,579 ÷ 781,782 shares)	$6.61

Maximum offering price per share

Class A2 ($6.61 ÷ 95.5%)	$6.92

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$75,965,596
Dividends (net of foreign withholding taxes of $87,362)	667,253
Securities lending	546,576
Total investment income	77,179,425

Expenses

Investment management fees (Note 2)	4,930,093
Distribution and service fees (Note 2)	7,726,782
Class A, B and C transfer agent fees (Note 2)	1,738,251
Class I transfer agent fees (Note 2)	7,093
Class R1 transfer agent fees	13,465
Accounting and legal services fees (Note 2)	179,541
Compliance fees	36,400
Custodian fees	392,780
Printing fees	136,426
Blue sky fees	80,672
Trustees’ fees	74,635
Professional fees	66,583
Interest	24,737
Securities lending fees	19,420
Miscellaneous	84,672
Total expenses	15,511,550
Net investment income	61,667,875

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	87,995,139
Options	2,705,595
Foreign currency transactions	(41,796,165)

Change in net unrealized appreciation (depreciation) of
Investments	(49,687,804)
Options written	4,445,846
Translation of assets and liabilities in foreign currencies	8,946,668

Net realized and unrealized gain	12,609,279
Increase in net assets from operations	$74,277,154

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-06	5-31-07

Increase (decrease) in net assets

From operations
Net investment income	$59,393,900	$61,667,875
Net realized gain	84,052,122	48,904,569
Change in net unrealized appreciation (depreciation)	(82,788,774)	(36,295,290)
Increase in net assets resulting from operations	60,657,248	74,277,154
Distributions to shareholders
From net investment income
Class A	(39,198,074)	(41,990,068)
Class B	(17,432,639)	(13,262,113)
Class C	(11,785,249)	(11,092,530)
Class I	(448,114)	(795,878)
Class R1	(105,556)	(204,704)
From net realized gain
Class A	(15,990,917)	(28,489,759)
Class B	(8,175,927)	(10,221,249)
Class C	(5,608,112)	(8,729,639)
Class I	(183,736)	(525,017)
Class R1	(41,427)	(148,114)
	(98,969,751)	(115,459,071)
From Fund share transactions	(18,627,004)	(148,238,783)
Total decrease	(56,939,507)	(189,420,700)

Net assets

Beginning of year	1,511,282,833	1,454,343,326
End of year[1]	$1,454,343,326	$1,264,922,626

1 Includes accumulated net investment income of $21,735,387 and $629,991, respectively.

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	5-31-03	5-31-04	5-31-05	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$6.49	$7.08	$6.69	$6.99	$6.81
Net investment income[1]	0.38	0.35	0.31	0.30	0.32
Net realized and unrealized
gain (loss) on investments	0.65	(0.19)	0.39	—	0.07
Total from investment operations	1.03	0.16	0.70	0.30	0.39
Less distributions
From net investment income	(0.44)	(0.40)	(0.36)	(0.34)	(0.35)
From net realized gain	—	(0.15)	(0.04)	(0.14)	(0.24)
	(0.44)	(0.55)	(0.40)	(0.48)	(0.59)
Net asset value, end of period	$7.08	$6.69	$6.99	$6.81	$6.61
Total return[2] (%)	16.50	2.23	10.58	4.38	5.98

Ratios and supplemental data

Net assets, end of period
(in millions)	$595	$657	$764	$818	$784
Ratio of net expenses to average
net assets (%)	0.95	0.90	0.90	0.88	0.87
Ratio of net investment income
to average net assets (%)	5.82	5.10	4.48	4.26	4.80
Portfolio turnover (%)	71	42	29	52	118

See notes to financial statements

Strategic Income Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	5-31-03	5-31-04	5-31-05	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$6.49	$7.08	$6.69	$6.99	$6.81
Net investment income[1]	0.34	0.31	0.26	0.25	0.27
Net realized and unrealized
gain (loss) on investments	0.64	(0.20)	0.39	0.01	0.07
Total from investment operations	0.98	0.11	0.65	0.26	0.34
Less distributions
From net investment income	(0.39)	(0.35)	(0.31)	(0.30)	(0.30)
From net realized gain	—	(0.15)	(0.04)	(0.14)	(0.24)
	(0.39)	(0.50)	(0.35)	(0.44)	(0.54)
Net asset value, end of period	$7.08	$6.69	$6.99	$6.81	$6.61
Total return[2] (%)	15.69	1.52	9.81	3.67	5.27

Ratios and supplemental data

Net assets, end of period
(in millions)	$613	$529	$460	$350	$242
Ratio of net expenses to average
net assets (%)	1.65	1.60	1.60	1.57	1.54
Ratio of net investment income
to average net assets (%)	5.13	4.41	3.79	3.57	4.12
Portfolio turnover (%)	71	42	29	52	118

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	5-31-03	5-31-04	5-31-05	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$6.49	$7.08	$6.69	$6.99	$6.81
Net investment income[1]	0.33	0.31	0.26	0.25	0.27
Net realized and unrealized
gain (loss) on investments	0.65	(0.20)	0.39	—	0.07
Total from investment operations	0.98	0.11	0.65	0.25	0.34
Less distributions
From net investment income	(0.39)	(0.35)	(0.31)	(0.29)	(0.30)
From net realized gain	—	(0.15)	(0.04)	(0.14)	(0.24)
	(0.39)	(0.50)	(0.35)	(0.43)	(0.54)
Net asset value, end of period	$7.08	$6.69	$6.99	$6.81	$6.61
Total return[2] (%)	15.69	1.52	9.81	3.65	5.24

Ratios and supplemental data

Net assets, end of period
(in millions)	$256	$279	$282	$270	$219
Ratio of net expenses to average
net assets (%)	1.65	1.60	1.60	1.58	1.57
Ratio of net investment income
to average net assets (%)	4.99	4.39	3.79	3.56	4.10
Portfolio turnover (%)	71	42	29	52	118

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	5-31-03	5-31-04	5-31-05	5-31-06	5-31-07

Per share operating performance
Net asset value, beginning of period	$6.49	$7.08	$6.69	$6.99	$6.81
Net investment income[1]	0.50	0.34	0.33	0.32	0.34
Net realized and unrealized
gain (loss) on investments	0.56	(0.17)	0.39	0.01	0.07
Total from investment operations	1.06	0.17	0.72	0.33	0.41
Less distributions
From net investment income	(0.47)	(0.41)	(0.38)	(0.37)	(0.37)
From net realized gain	—	(0.15)	(0.04)	(0.14)	(0.24)
	(0.47)	(0.56)	(0.42)	(0.51)	(0.61)
Net asset value, end of period	$7.08	$6.69	$6.99	$6.81	$6.61
Total return[2](%)	16.97	2.41	11.00	4.78	6.38

Ratios and supplemental data

Net assets, end of period
(in millions)	—[3]	$1	$4	$13	$16
Ratio of net expenses to average
net assets (%)	0.55	0.48	0.53	0.49	0.49
Ratio of net investment income
to average net assets (%)	6.29	5.14	4.85	4.64	5.19
Portfolio turnover (%)	71	42	29	52	118

See notes to financial statements

Strategic Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R1 SHARES

Period ended	5-31-04[4]	5-31-05	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$6.83	$6.69	$6.99	$6.81
Net investment income[1]	0.26	0.29	0.28	0.29
Net realized and unrealized
gain on investments	0.05	0.39	—	0.07
Total from investment operations	0.31	0.68	0.28	0.36
Less distributions
From net investment income	(0.30)	(0.34)	(0.32)	(0.32)
From net realized gain	(0.15)	(0.04)	(0.14)	(0.24)
	(0.45)	(0.38)	(0.46)	(0.56)
Net asset value, end of period	$6.69	$6.99	$6.81	$6.61
Total return[2] (%)	4.42[5]	10.36	4.07	5.58

Ratios and supplemental data

Net assets, end of period
(in millions)	—[3]	$1	$4	$5
Ratio of net expenses to average
net assets (%)	1.38[6]	1.08	1.19	1.26
Ratio of net investment income
to average net assets (%)	4.66[6]	4.29	4.00	4.44
Portfolio turnover (%)	42[5]	29	52	118

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Less than $500,000.

4 Class R1 shares began operations on 8-5-03.

5 Not annualized.

6 Annualized.

See notes to financial statements

Strategic Income Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Strategic Income Fund (the Fund) is a diversified series of John Hancock Strategic Series (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R1 shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase. Effective March 1, 2007, Class R shares were redesignated as Class R1 shares.

Significant accounting policies of the Fund are as follows:

Security valuation

The net asset value of the shares of Class A, Class B, Class C, Class I and Class R1 is determined daily as of the close of the NYSE, normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied

Strategic Income Fund

procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to a Fund that invests in securities in foreign markets that close prior to the NYSE, the Fund will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which the Fund has significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for a Fund that invests in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of the Fund will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of the Fund’s shares reflects the value of the Fund’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from

Strategic Income Fund

changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R1 shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with the Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line  of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To

Strategic Income Fund

minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Written options for the year ended May 31, 2007 were as follows:
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	205,850,000	$1,821,646
Options written	259,420,679	2,118,849
Options closed	(70,551,600)	(670,651)
Options exercised	(58,885,250)	(469,475)
Options expired	(225,202,700)	(2,112,988)
Outstanding, end of period	110,631,129	$687,381

Summary of written options outstanding on May 31, 2007:
NAME OF	NUMBER OF	EXERCISE	EXPIRATION
ISSUER	CONTRACTS	PRICE	DATE	VALUE

Calls
Silver-Standard
Resources	429	$45.000	June 2007	($2,145)
Australian dollar	21,315,700	0.823	June 2007	(130,990)
Australian dollar	25,315,000	0.830	June 2007	(112,184)
Canadian dollar	32,000,000	1.100	June 2007	(802,934)
Canadian dollar	32,000,000	1.115	June 2007	(1,406,246)
Total	110,631,129			($2,454,499)

Securities lending

The Fund may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially.

The Fund receives compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. The Fund invests the cash collateral received in connection with securities lending transactions in the John Hancock Cash Investment Trust (JHCIT), a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c)(7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by the Adviser, for which the Adviser  receives an investment advisory fee of 0.04% of the average daily net assets of the JHCIT.

All collateral received will be in an amount equal to at least 102% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of May 31, 2007, the Fund loaned securities having a market value of $106,347,686 collateralized by cash invested in securities in the amount of $108,463,353.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument

Strategic Income Fund

or hedge other Fund’s instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts.

The Fund had no open financial futures contracts on May 31, 2007.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign  currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

Strategic Income Fund

The Fund had the following open forward foreign currency exchange contracts on May 31, 2007:
			UNREALIZED
	PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Buys
Australian Dollar	38,100,000	June 2007	($154,719)
Australian Dollar	37,400,000	June 2007	(51,202)
Canadian Dollar	519,143,541	June 2007	19,007,245
Canadian Dollar	83,463,671	June 2007	4,522,033
Canadian Dollar	68,606,639	June 2007	3,231,572
Canadian Dollar	14,522,496	June 2007	796,392
Canadian Dollar	13,123,793	June 2007	186,885
Euro	104,580,000	June 2007	164,508
Euro	108,400,000	June 2007	(2,165)
Euro	13,000,000	June 2007	113,691
Euro	16,800,000	June 2007	(34,684)
New Zealand Dollar	25,700,000	June 2007	370,449
New Zealand Dollar	67,690,000	June 2007	880,030
			$29,030,035

Sells
Australian Dollar	41,675,000	June 2007	$15,049
Australian Dollar	51,000,000	June 2007	(581,006)
Canadian Dollar	306,474,889	June 2007	(11,405,886)
Canadian Dollar	389,287,801	June 2007	(24,262,730)
Canadian Dollar	13,088,219	June 2007	(153,579)
Canadian Dollar	29,698,672	June 2007	(1,504,779)
Euro	43,400,000	June 2007	486,197
Euro	116,700,000	June 2007	880,391
Euro	105,665,000	June 2007	(1,139,075)
Euro	10,700,000	June 2007	42,815
New Zealand Dollar	25,700,000	June 2007	(254,889)
New Zealand Dollar	73,055,000	June 2007	(1,153,706)
New Zealand Dollar	70,430,000	June 2007	(1,815,977)
			($40,847,175)

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $161,885,206 of a capital loss car-ryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 — $5,956,445, May 31, 2009 — $19,893,294, May 31, 2010 — $54,670,046, May 31, 2011 — $29,326,320,  May 31, 2012 — $24,542,934, May 31, 2013 — $21,276,412 and May 31, 2015 — $6,219,755.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes the  (Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the Fund

Strategic Income Fund

and does not believe there is a material impact, resulting from adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than November 30, 2007.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (the FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals and/or writing off interest, or dividends receivable when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2006, the tax character of distributors paid was as follows: ordinary income $98,969,751. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $115,459,071. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2007, the components of distributable earnings on a tax basis included $7,763,068 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund’s average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the Fund’s average daily net asset value in excess of $650,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Strategic Income Fund

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of the average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R1 shares, the Fund pays up to 0.25% of Class R1 average daily net asset value for certain other services.

Expenses under the agreements described above for the year ended May 31, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$2,411,442
Class B	2,838,805
Class C	2,455,472
Class R1	21,063
Total	$7,726,782

Class A shares are assessed up-front sales charges. During the year ended May 31, 2007, JH Funds received net up-front sales charges of $796,179 with regard to sales of Class A shares. Of this amount, $91,423 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $613,510 was paid as sales commissions to unrelated broker-dealers and $91,246 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2007, CDSCs received by JH Funds amounted to $623,696 for Class B shares and $25,568 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. For Class R1 shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R1 shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by 0.05% . There were no transfer agent fee reductions during the year ended May 31, 2007. Signature Services terminated this reimbursement agreement June 30, 2006.

Strategic Income Fund

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $179,541. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of other unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Strategic Income Fund

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2006 and May 31, 2007, along with the corresponding dollar value.

	Year ended 5-31-06		Year ended 5-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	30,860,594	$213,853,942	25,756,063	$172,368,145
Distributions reinvested	6,046,140	41,697,637	8,207,929	54,550,623
Repurchased	(26,138,563)	(180,870,292)	(35,524,872)	(237,529,432)
Net increase (decrease)	10,768,171	$74,681,287	(1,560,880)	($10,610,664)

Class B shares

Sold	3,907,713	$27,160,521	1,986,338	$13,302,408
Distributions reinvested	2,513,645	17,340,307	2,477,413	16,463,382
Repurchased	(20,905,515)	(144,600,122)	(19,327,005)	(129,305,717)
Net decrease	(14,484,157)	($100,099,294)	(14,863,254)	($99,539,927)

Class C shares

Sold	6,490,295	$45,057,218	3,374,345	$22,633,275
Distributions reinvested	1,798,827	12,403,263	2,208,721	14,671,775
Repurchased	(9,125,985)	(63,143,065)	(12,054,567)	(80,555,466)
Net decrease	(836,863)	($5,682,584)	(6,471,501)	($43,250,416)

Class I shares

Sold	1,460,822	$10,125,442	1,194,602	$8,016,640
Distributions reinvested	79,483	546,946	164,931	1,094,720
Repurchased	(202,031)	(1,390,553)	(833,969)	(5,557,700)
Net increase	1,338,274	$9,281,835	525,564	$3,553,660

Class R1 shares

Sold	588,195	$4,078,675	347,952	$2,322,655
Distributions reinvested	19,788	135,990	52,523	348,916
Repurchased	(148,265)	(1,022,913)	(158,876)	(1,063,007)
Net increase	459,718	$3,191,752	241,599	$1,608,564

Net decrease	(2,754,857)	($18,627,004)	(22,128,472)	($148,238,783)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2007, aggregated $1,478,715,501 and $1,604,049,418, respectively. Purchases and proceeds from sales on maturities of obligations of U.S. government aggregated $106,104,553 and $177,160,615, respectively, during the year ended May 31, 2007.

The cost of investments owned on May 31, 2007, including short-term investments, for federal income tax purposes, was  $1,327,885,833. Gross unrealized appreciation and depreciation of investments aggregated $43,266,699 and $9,811,631, respectively, resulting in net unrealized appreciation of $33,455,068. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to amortization of premiums and accretion of discounts on debt securities and tax deferral of losses on certain sales of securities.

Note 6
Reclassification of accounts

During the year ended May 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments

Strategic Income Fund

of $5,905,332, a decrease in accumulated net investment income of $15,427,978 and an increase in capital paid-in of $9,522,646. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium and certain foreign currency adjustments. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note 7
Subsequent event

On June 25, 2007, John Hancock Advisers, LLC (the Adviser) and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the Securities and Exchange Commission that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. There was no impact on this Fund as it did not participate in the program.

Strategic Income Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the Fund) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2007.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Strategic
Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Strategic Series (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Strategic Income Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and  the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was higher than the performance of the Peer Group and Category medians, and its benchmark index — the Lehman Brothers U.S. Universal Bond Index. The Board also noted that the performance of the Fund for the three- and five-year periods was higher than the benchmark index and lower than the median of its Category and Peer Group. The Board noted that, although generally competitive, the Fund’s performance during the more recent one-year period was lower than the Peer Group and Category medians, and its benchmark index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was appreciably lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Preferred Income Fund II. Therefore, Morningstar did not provide such an analysis.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	60
Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	2005	60
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	60
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	2004	60
Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	1996	60
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	1996	60
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	60
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice
President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief
Financial Officer, John Hancock Investment Management Services, LLC (since
2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since
2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (2005–June 2007); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	One John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Opportunities Fund
Global Shareholder Yield Fund	INCOME
Growth Fund	Bond Fund
Growth Opportunities Fund	Government Income Fund
Growth Trends Fund	High Yield Fund
Intrinsic Value Fund	Investment Grade Bond Fund
Large Cap Equity Fund	Strategic Income Fund
Large Cap Select Fund
Mid Cap Equity Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2030 Portfolio	Patriot Select Dividend Trust
Lifecycle 2035 Portfolio	Preferred Income Fund
Lifecycle 2040 Portfolio	Preferred Income II Fund
Lifecycle 2045 Portfolio	Preferred Income III Fund
Lifecycle Retirement Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Strategic Income Fund.

9100A 5/07
           7/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,200 for the fiscal year ended May 31, 2006 and $36,200 for the fiscal year ended May 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2006 and fiscal year ended May 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $5,750 for the fiscal year ended May 31, 2006 and $5,750 for the fiscal year ended May 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2006 and fiscal year ended May 31, 2007 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2007 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,000 for the fiscal year ended May 31, 2006, and $3,264,859 for the fiscal year ended May 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore- Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: July 23, 2007